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                                                                      exhibit j

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our reports dated October 15, 2002, relating to the financial statements and financial highlights of Citi Institutional Liquid Reserves and Cash Reserves Portfolio which appear in the August 31, 2002 Annual Report to Shareholders of Citi Institutional Liquid Reserves, which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Financial Highlights", "Auditors" and "Independent Accountants and Financial Statements" in such Registration Statement.


PricewaterhouseCoopers LLP
New York, NY
December 18, 2002
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                                                                      exhibit j

                          INDEPENDENT AUDITORS' CONSENT


To the Trustees and Shareholders of
CitiFunds Institutional Trust:

We consent to the incorporation by reference, in this Prospectus and Statement of Additional Information, of our reports dated October 11, 2002, on the statements of assets and liabilities for the Citi Institutional Cash Reserves of the CitiFunds Institutional Trust, and Institutional Reserves Portfolio (the "Funds") as of August 31, 2002, including the schedule of investments of Institutional Reserves Portfolio, and the related statements of operations, the statements of changes in net assets and the financial highlights for the periods indicated in the Annual Report. These financial statements and financial highlights and our report thereon are included in the Annual Report of the Fund as filed on Form N-30D.

We also consent to the references to our firm under the headings "Financial Highlights" in the Prospectus and "Independent Accountants and Financial Statements" in the Statement of Additional Information.


                                                                 KPMG LLP


New York, New York
December 19, 2002
                                                                      exhibit j

                          INDEPENDENT AUDITORS' CONSENT


To the Trustees and Shareholders of
CitiFunds Institutional Trust:

We consent to the incorporation by reference, in this Prospectus and Statement of Additional Information, of our reports dated October 11, 2002, on the statements of assets and liabilities for the Citi Institutional U.S. Treasury Reserves, Citi Institutional Tax Free Reserves, Citi Institutional Cash Reserves of the CitiFunds Institutional Trust, U.S. Treasury Reserves Portfolio, Tax Free Reserves Portfolio and Institutional Reserves Portfolio (the "Funds") as of August 31, 2002, including the schedule of investments of U.S. Treasury Reserves Portfolio, Tax Free Reserves Portfolio, and Institutional Reserves Portfolio, and the related statements of operations, the statements of changes in net assets and the financial highlights for the periods indicated in the Annual Reports. These financial statements and financial highlights and our report thereon are included in the Annual Reports of the Fund as filed on Form N-30D.

We also consent to the references to our firm under the headings "Financial Highlights" in the Prospectus and "Independent Accountants and Financial Statements" in the Statement of Additional Information.


                                                               KPMG LLP


New York, New York
December 19, 2002